================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 7, 2006
                        (Date of earliest event reported)

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602

                                   ----------

          MINNESOTA                                              41-1595629
(State or other jurisdiction                                    (IRS Employer
      of incorporation)                                      Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On December 7, 2006, the Personnel and Compensation Committee of the Board of Directors of ATS Medical, Inc. (the "Company") approved an award of 50,000 restricted stock units (the "RSUs") to Richard Curtis, the Company's Vice President of Corporate Development. The RSUs were granted to Mr. Curtis under the Company's 2000 Stock Incentive Plan and will vest in five equal installments over the next five years, subject to acceleration of vesting of some or all of the RSUs under certain circumstances involving Board approval and closing of strategic investments developed by Mr. Curtis. The Personnel and Compensation Committee approved the grant of the RSUs to Mr. Curtis in connection with a change in his role at the Company to focus solely on corporate development matters. A copy of the Restricted Stock Unit Award Agreement between the Company and Mr. Curtis is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

     10.1 Restricted Stock Unit Award Agreement, dated as of December 7, 2006, between ATS Medical, Inc. and Richard A. Curtis.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATS MEDICAL, INC.


                                        By: /s/ Michael D. Dale
                                            ------------------------------------
                                            Michael D. Dale
                                            Chief Executive Officer

Date: December 12, 2006

                                  EXHIBIT INDEX

10.1 Restricted Stock Unit Award Agreement, dated as of December 7, 2006, between ATS Medical, Inc. and Richard A. Curtis.